UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 18, 2009
Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-14492	34-1469491

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307-11 N. Defiance, Archbold, Ohio	43502

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code (419) 446-2501
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communication pursuant to Rule 13e-4© under the exchange Act (17-CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 18, 2009, Farmers & Merchants Bancorp, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to 200,000 shares (approximately 4.20%) of its outstanding common stock commencing January 1, 2010 and ending December 31, 2010. A copy of the press release is furnished herewith as Exhibit 99. The Board has authorized the appropriate officers of the Company to effect repurchases either in the open market or in privately negotiated transactions.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press release, dated December 18, 2009, announcing authorization for Registrant’s 2010 stock repurchase program

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Farmers & Merchants Bancorp, Inc. (Registrant)
Dated: December 18, 2009	/s/ Paul S. Siebenmorgen
Paul S. Siebenmorgen
President & Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President & Chief Financial Officer